Exhibit 10.4

PROMISSORY NOTE

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$10,000,000.00	06-13-2014	06-13-2036	32512028			JFS

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	Marrone Michigan Manufacturing, LLC, a Delaware limited liability company Marrone Bio Innovations, Inc., a Delaware corporation 2121 Second Street, Suite B-107 Davis, CA 95618	Lender:	Five Star Bank Rocklin Office 6810 Five Star Blvd., Suite 100 P.O. Box 779000 Rocklin, CA 95677

Principal Amount:	$10,000,000.00	Date of Note:	June 13, 2014

PROMISE TO PAY. Marrone Michigan Manufacturing, LLC, a Delaware limited liability company; and Marrone Bio Innovations, Inc., a Delaware corporation (“Borrower”) jointly and severally promise to pay to Five Star Bank (“Lender”), or order, in lawful money of the United States of America, the principal amount of Ten Million & 00/100 Dollars ($10,000,000.00), together with interest on the unpaid principal balance from June 13, 2014, until paid in full.

PAYMENT. Subject to any payment changes resulting from changes in the Index, Borrower will pay this loan in 264 payments of $64,389,64 each payment. Borrower’s first payment is due July 13, 2014, and all subsequent payments are due on the same day of each month after that. Borrower’s final payment will be due on June 13, 2036, and will be for all principal and all accrued interest not yet paid. Payments include principal and interest. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any late charges; and then to any unpaid collection costs. Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing. All payments must be made in U.S. dollars and must be received by Lender consistent with any written payment instructions provided by Lender. If a payment is made consistent with Lender’s payment Instructions but received after 4:00 pm Pacific Time, Lender will credit Borrower’s payment on the next business day.

VARIABLE INTEREST RATE. The Interest rate on this Note is subject to change from time to time based on changes in an independent index which is the Prime Rate as published in the West Coast Edition of the Wall Street Journal as quoted on http://www.bankrate.com/rates/interest-rates/prime-rate.aspx?ec_id=m1027770 as of the last business day of the prior month end (the “Index”). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower’s request. The interest rate change will not occur more often than each quarter. Borrower understands that Lender may make loans based on other rates as well. The Index currently is 3.250% per annum. Interest on the unpaid principal balance of this Note will be calculated as described in the “INTEREST CALCULATION METHOD” paragraph using a rate of 2.000 percentage points over the Index, adjusted if necessary for any minimum and maximum rate limitations described below, resulting in an initial rate of 5.250%. NOTICE: Under no circumstances will the interest rate on this Note be less than 5.250% per annum or more than the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (A) increase Borrower’s payments to ensure Borrower’s loan will pay off by its original final maturity date, (B) increase Borrower’s payments to cover accruing interest, (C) increase the number of Borrower’s payments, and (D) continue Borrower’s payments at the same amount and increase Borrower’s final payment.

INTEREST CALCULATION METHOD. Interest on this Note is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this Note is computed using this method. This calculation method results in a higher effective interest rate than the numeric interest rate stated in this Note.

PREPAYMENT FEE. Upon prepayment of this Note, Lender is entitled to the following prepayment fee: Twenty percent (20%) of the outstanding principal loan balance may be prepaid in each year without penalty. The maximum amount of prepayment allowed in any penalty year will be calculated as of the Note Date and each anniversary date thereafter. For sums prepaid anytime during the year following the Note or anniversary date amounts exceeding 20%, the following penalties will be charged. 1. Year one, ten percent (10%) of the prepaid amount. 2. Year two, nine percent (9%) of the prepaid amount. 3. Year three, eight percent (8%) of the prepaid amount. 4. Year four, seven percent (7%) of the prepaid amount. 5. Year five, six percent (6%) of the prepaid amount. 6. Year six, five percent (5%) of the prepaid amount. 7. Year seven, four percent (4%) of the prepaid amount. 8. Year eight, three percent (3%) of the prepaid amount. 9. Year nine, two percent (2%) of the prepaid amount. 10. Year ten, one percent (1%) of the prepaid amount. Any partial prepayment will not excuse any later scheduled payments until I pay in full. Except for the foregoing, Borrower may pay all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower’s obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due and may result in Borrower’s making fewer payments. Borrower agrees not to send Lender payments marked “paid in full”, “without recourse”, or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender’s rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment Instrument that indicates that the payment constitutes “payment in full” of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Five Star Bank, Rocklin Office, 6810 Five Star Blvd., Suite 100, P.O. Box 779000, Rocklin, CA 95677.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment.

INTEREST AFTER DEFAULT. Upon default, the interest rate on this Note shall, if permitted under applicable law, immediately become 18.000%.

DEFAULT. Each of the following shall constitute an event of default (“Event of Default”) under this Note:

Payment Default. Borrower fails to make any payment when due under this Note.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the Related Documents.

Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower’s property or Borrower’s ability to repay this Note or perform Borrower’s obligations under this Note or any of the related documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished.

Insolvency. The dissolution or termination of Borrower’s existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower’s accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surely, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note.

Change In Ownership. Any Change of Control.

Adverse Change. A material adverse change occurs in Borrower’s financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

Right to Cure. Except in respect of an Event of Default described in the Payment Default or insolvency subsections, Borrower may cure any other Event of Default within fifteen (15) days after notice of the Event of Default from Lender; provided, that if such Event of Default cannot be cured within such fifteen (15) day time period but is susceptible to cure within ninety (90) days, within ninety (90) days after notice of the Event of Default from Lender if Borrower commences action deemed by Lender in its sole discretion to be sufficient to cure the Event of Default within such fifteen (15) day time period and diligently pursues such cure sufficient to produce compliance as soon as reasonably possible and in no event later than ninety (90) days after notice of the Event of Default from Lender.

LENDER’S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance under this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS’ FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender’s attorneys’ fees and Lender’s legal expenses, whether or not there is a lawsuit, including attorneys’ fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. Borrower also will pay any court costs, in addition to all other sums provided by law.

GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of California without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of California.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender’s request to submit to the jurisdiction of the courts of Sacramento County, State of California.

COLLATERAL. Borrower acknowledges this Note is secured by the following collateral described in the security instruments listed herein:

(A) a Mortgage dated June 13, 2014, to Lender on real property located in Van Buren County, State of Michigan.

(B) inventory, chattel paper, accounts, equipment and general intangibles described in a Commercial Security Agreement dated June 13, 2014.

(C) deposit accounts with Lender described in a Commercial Security Agreement dated June 13, 2014.

DISPUTE RESOLUTION. Borrower and Lender desire to resolve quickly and efficiently any disputes that might arise between them. For any controversy, claim or judicial action arising from or relating to this Note or any related agreement, transaction or conduct, whether sounding in contract, tort or otherwise:

Judicial Reference. Where an action is pending before a court of any judicial district of the State of California, Borrower and Lender shall each have the right to require that all questions of fact or law be submitted to general reference pursuant to California Code of Civil Procedure Section 638 et seq., and any successor statutes thereto.

(1) A single referee who is a retired superior court judge shall be appointed by the court pursuant to Code of Civil Procedure 640 and shall preside over the reference proceeding. If Borrower and Lender do not agree upon the referee, each of them may submit to the court up to three nominees who are retired superior court judges.

(2) If Borrower and Lender do not agree on how the payment of the referee’s fees and expenses will be shared, the court may apportion such fees and expenses between Borrower and Lender in a fair and reasonable manner that is consistent with Code of Civil Procedure Section 645.1.

(3) Borrower and Lender shall be entitled to discovery, and the referee shall oversee discovery and may enforce all discovery orders in the same manner as any trial court judge.

(4) The referee’s statement of decision shall contain written findings of fact and conclusions of law, and the court shall enter judgment thereon pursuant to Code of Civil Procedure Sections 644(a) and 645. The decision of the referee shall then be appealable as if made by the court.

No provision of this section shall limit the right of any party to exercise self-help remedies, to foreclose against or sell any real or personal property collateral or to obtain provisional or ancillary remedies, such as injunctive relief or appointment of a receiver, from a court of competent jurisdiction before, after, or during the pendency of any reference proceeding. The exercise of a remedy does not waive the right of either party to resort to reference.

Jury Trial Waiver. In any action pending before any court of any jurisdiction, Borrower waives, and Lender shall not have, any right to a jury trial.

FINANCIAL STATEMENTS AND TAX RETURNS. Borrower and/or Guarantor hereby agrees to furnish Lender with tax returns and other related information at such frequencies and in such detail as Lender may reasonably request. Borrower and/or Guarantor hereby understands that if Borrower and/or Guarantor does not provide Lender with requested information within 60 days from date of Lender’s request, Lender shall change the loan rate to the default rate as stated in your Promissory Note and the earning rate of the loan shall remain at the default rate until such time that Lender has received any and all items requested. Borrower hereby agrees to furnish Lender with (a) as soon as available, but in any event not later than 90 days after the end of each fiscal year, a copy of the annual audited consolidated balance sheet of Borrower and Guarantor, as applicable, as of the end of such year ending, and the related consolidated statements of operations and retained earnings, comprehensive income and cash flows for such year; the Borrower’s financial statements shall be accompanied by the unqualified opinion (or, if qualified, of a non-material nature (e.g. FASB changes of accounting principles) or nothing indicative of going concern or material misrepresentation nature) and a copy of the management letter, if any, of Borrower’s independent public accounting firm which provided Borrower’s audit that year; and (b) as soon as available, but not later than 60 days after the close of each of the first three quarterly periods, a copy of the unaudited consolidated balance sheet of the Borrower as of the end of such quarter and the related consolidated statements of operations and retained earnings, comprehensive income and cash flows for the period commencing on the first day and ending on the last day of such period certified by the chief executive officer, secretary or chief financial officer of Borrower as fairly presenting in all material respects, in accordance with GAAP (subject to normal and recurring year-end audit adjustments), the consolidated financial position of the Borrower at the end of such periods and the results of their operations and their cash flows. Borrower shall have been deemed to comply with its obligation to provide financial statements under this paragraph if it provides Lender with the financial statements within the relevant time period in this paragraph Borrower discloses in compliance with the Exchange Act so long as Borrower is a reporting company under the Exchange Act.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower’s heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES. Borrower may notify Lender if Lender reports any inaccurate information about Borrower’s account(s) to a consumer reporting agency. Borrower’s written notice describing the specific inaccuracy(ies) should be sent to Lender at the following address: Five Star Bank Note Department P.O. Box 779000 Rocklin, CA 95677.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Each Borrower understands and agrees that, with or without notice to Borrower, Lender may with respect to any other Borrower (a) make one or more additional secured or unsecured loans or otherwise extend additional credit; (b) after, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of any indebtedness, including increases and decreases of the rate of interest on the indebtedness; (c) exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any security, with or without the substitution of new collateral; (d) apply such security and direct the order or manner of sale thereof, including without limitation, any non-judicial sale permitted by the terms of the controlling security agreements, as Lender in its discretion may determine; (e) release, substitute, agree not to sue, or deal with any one or more of Borrower’s sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; and (f) determine how, when and what application of payments and credits shall be made on any other indebtedness owing by such other Borrower. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender’s security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

This Note is governed by the Business Loan Agreement between Borrower and Lender dated June 13, 2014. In the event of a conflict the terms of the Business Loan Agreement governs this Note. Capitalized terms used in this Note but not defined in this Note have the meanings given them in the Business Loan Agreement.

PRIOR TO SIGNING THIS NOTE, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. EACH BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

MARRONE MICHIGAN MANUFACTURING, LLC, A DELAWARE LIMITED LIABILITY COMPANY

BY: MARRONE BIO INNOVATIONS, INC., A DELAWARE CORPORATION, Member of Marrone Michigan Manufacturing, LLC, a Delaware limited liability company

By:	By:

Pamela G. Marrone, President of Marrone Bio Innovations, Inc., a Delaware corporation	James Boyd, Chief Financial Officer of Marrone Bio Innovations, Inc., a Delaware corporation

MARRONE BIO INNOVATIONS, INC., A DELAWARE CORPORATION

By:	By:

Pamela G. Marrone, President of Marrone Bio Innovations, Inc., a Delaware corporation	James Boyd, Chief Financial Officer of Marrone Bio Innovations, Inc., a Delaware corporation

LASER PRO Lending Ver 1420021 Copr D II USA Corporation 1001.2014 All Rights Reserved . CA (illegible) TR-2011

BUSINESS LOAN AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$10,000,000.00	06-13-2014	06-13-2036	32512028			JFS

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	Marrone Michigan Manufacturing, LLC, a Delaware limited liability company Marrone Bio Innovations, Inc., a Delaware corporation 2121 Second Street, Suite B-107 Davis, CA 95618	Lender:	Five Star Bank Rocklin Office 6810 Five Star Blvd., Suite 100 P.O. Box 779000 Rocklin, CA 95677

THIS BUSINESS LOAN AGREEMENT dated June 13, 2014, is made and executed between Marrone Michigan Manufacturing, LLC, a Delaware limited liability company (“MMM”, “Borrower”); and Marrone Bio Innovations, Inc., a Delaware corporation (“MBI”, “Borrower”) and Five Star Bank (“Lender”) on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans or other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement. Borrower understands and agrees that: (A) in granting, renewing, or extending any Loan, Lender is relying upon Borrower’s representations, warranties, and agreements as set forth in this Agreement; (B) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender’s sole judgment and discretion; and (C) all such Loans shall be and remain subject to the terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of June 13, 2014, and shall continue in full force and effect until such time as all of Borrower’s Loans in favor of Lender have been paid in full, including principal, interest, costs, expenses, attorneys’ fees, and other fees and charges, or until such time as the parties may agree in writing to terminate this Agreement.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender’s obligation to make the initial Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender’s satisfaction of all of the conditions set forth In this Agreement and in the Related Documents.

Loan Documents. Borrower shall provide to Lender the following documents for the Loan: (1) the Note; (2) Security Agreements granting to Lender security interests in the Collateral; (3) financing statements and all other documents perfecting Lender’s Security Interests; (4) evidence of insurance as required below; (5) subordinations; (6) together with all such Related Documents as Lender may require for the Loan; all in form and substance satisfactory to Lender and Lender’s counsel.

Borrower’s Authorization. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents. In addition, Borrower shall have provided such other resolutions, authorizations, documents and instruments as Lender or its counsel, may require.

Payment of Fees and Expenses. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

Representations and Warranties. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

No Event of Default. There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement or under any Related Document.

MULTIPLE BORROWERS. This Agreement has been executed by multiple obligors who are referred to in this Agreement individually, collectively and interchangeably as “Borrower.” Unless specifically stated to the contrary, the word “Borrower” as used in this Agreement, including without limitation all representations, warranties and covenants, shall include all Borrowers, Borrower understands and agrees that, with or without notice to any one Borrower, Lender may (A) make one or more additional secured or unsecured loans or otherwise extend additional credit with respect to any other Borrower; (B) with respect to any other Borrower alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of any indebtedness, including increases and decreases of the rate of interest on the indebtedness; (C) exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any security, with or without the substitution of new collateral; (D) release, substitute, agree not to sue, or deal with any one or more of Borrower’s or any other Borrower’s sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (E) determine how, when and what application of payments and credits shall be made on any Indebtedness; (F) apply such security and direct the order or manner of sale of any Collateral, including without limitation, any non-judicial sale permitted by the terms of the controlling security agreement, mortgage or deed of trust, as Lender in its discretion may determine; (G) sell, transfer, assign or grant participations in all or any part of the Loan; (H) exercise or refrain from exercising any rights against Borrower or others, or otherwise act or refrain from acting; (I) settle or compromise any indebtedness; and (J) subordinate the payment of all or any part of any of Borrower’s indebtedness to Lender to the payment of any liabilities which may be due Lender or others.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

Organization. Marrone Michigan Manufacturing, LLC, a Delaware limited liability company is a limited liability company which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware. Marrone Michigan Manufacturing, LLC, a Delaware limited liability company is duly authorized to transact business in the State of Michigan and all other states in which Marrone Michigan Manufacturing, LLC, a Delaware limited liability company is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Marrone Michigan Manufacturing, LLC, a Delaware limited liability company is doing business. Specifically, Marrone Michigan Manufacturing, LLC, a Delaware limited liability company is, and at all times shall be, duly qualified as a foreign limited liability company in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Marrone Michigan Manufacturing, LLC, a Delaware limited liability company has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Marrone Michigan Manufacturing, LLC, a Delaware limited liability company maintains an office at 2121 Second Street, Suite B-107, Davis, CA 95618. Unless Marrone Michigan Manufacturing, LLC, a Delaware limited liability company has designated otherwise in writing, the principal office is the office at which Marrone Michigan Manufacturing, LLC, a Delaware limited liability company keeps its books and records including its records concerning the Collateral. Marrone Michigan Manufacturing, LLC, a Delaware limited liability company will notify Lender prior to any change in the location of Marrone Michigan Manufacturing, LLC, a Delaware limited liability company’s state of organization or any change in Marrone Michigan Manufacturing, LLC, a Delaware limited liability company’s name. Marrone Michigan Manufacturing, LLC, a Delaware limited liability company shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Marrone Michigan Manufacturing, LLC, a Delaware limited liability company and Marrone Michigan Manufacturing, LLC, a Delaware limited liability company’s business activities.

Marrone Bio Innovations, Inc., a Delaware corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware. Marrone Bio Innovations, Inc., a Delaware corporation is duly authorized to transact business in the State of California and all other states in which Marrone Bio Innovations, Inc., a Delaware corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Marrone Bio Innovations, Inc., a Delaware corporation is doing business. Specifically, Marrone Bio Innovations, Inc., a Delaware corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Marrone Bio Innovations, Inc., a Delaware corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Marrone Bio Innovations, Inc., a Delaware corporation maintains its principal office at 2121 Second Street, Suite B-107, Davis, CA 95618. Unless Marrone Bio Innovations, Inc., a Delaware corporation has designated otherwise in writing, this is the principal office at which Marrone Bio Innovations, Inc., a Delaware corporation keeps its books and records including its records concerning the Collateral. Marrone Bio Innovations, Inc., a Delaware corporation will notify Lender prior to any change in the location of Marrone Bio Innovations, Inc., a Delaware corporation’s state of organization or any change in Marrone Bio Innovations, Inc., a Delaware corporation’s name. Marrone Bio Innovations, Inc., a Delaware corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Marrone Bio Innovations, Inc., a Delaware corporation and Marrone Bio Innovations, Inc., a Delaware corporation’s business activities.

Assumed Business Names. Borrower has filed or recorded all documents or filings required by law relating to all assumed business names used by Borrower. Excluding the name of Borrower, the following is a complete list of all assumed business names under which Borrower does business: None.

Authorization. Borrower’s execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Borrower and do not conflict with, result in a violation of, or constitute a default under (1) any provision of (a) Borrower’s articles of incorporation or organization, or bylaws, or (b) Borrower’s articles of organization or membership agreements, or (c) any agreement or other instrument binding upon Borrower or (2) any law, governmental regulation, court decree, or order applicable to Borrower or to Borrower’s properties.

Financial Information. Each of Borrower’s financial statements supplied to Lender truly and completely disclosed Borrower’s financial condition as of the date of the statement, and there has been no material adverse change in Borrower’s financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

Legal Effect. This Agreement constitutes, and any instrument or agreement Borrower is required to give under this Agreement when delivered will constitute legal, valid, and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower’s financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower’s properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower’s properties are titled in Borrower’s legal name, and Borrower has not used or filed a financing statement under any other name for at least the last five (5) years.

Hazardous Substances. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (1) During the period of Borrower’s ownership of the Collateral, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from any of (he Collateral. (2) Borrower has no knowledge of, or reason to believe that there has been (a) any breach or violation of any Environmental Laws; (b) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Collateral by any prior owners or occupants of any of the Collateral; or (c) any actual or threatened litigation or claims of any kind by any person relating to such matters. (3) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the Collateral shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from any of the Collateral; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation all Environmental Laws. Borrower authorizes Lender and its agents to enter upon the Collateral to make such inspections and tests as Lender may deem appropriate to determine compliance of the Collateral with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower’s expense and for Lender’s purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower’s due diligence in investigating the Collateral for hazardous waste and Hazardous Substances. Borrower hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (2) agrees to indemnify, defend, and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the Collateral. The provisions of this section of the Agreement, including the obligation to indemnify and defend, shall survive the payment of the Indebtedness and the termination, expiration or satisfaction of this Agreement and shall not be affected by Lender’s acquisition of any interest in any of the Collateral, whether by foreclosure or otherwise.

Litigation and Claims. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower’s financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

Taxes. To the best of Borrower’s knowledge, all of Borrower’s tax returns and reports that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

Lien Priority. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower’s Loan and Note, that would be prior or that may in any way be superior to Lender’s Security Interests and rights in and to such Collateral.

Binding Effect. This Agreement, the Note, all Security Agreements (if any), and all Related Documents are binding upon the signers thereof, as well as upon their successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:

Notices of Claims and Litigation. Promptly inform Lender in writing of (1) all material adverse changes in Borrower’s financial condition, and (2) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

Financial Records. Maintain its books and records in accordance with GAAP, applied on a consistent basis, and permit Lender to examine and audit Borrower’s books and records at all reasonable times.

Financial Statements. Furnish Lender with such financial statements and other related information at such frequencies and in such detail as Lender may reasonably request.

Additional Information. Furnish such additional information and statements, as Lender may request from time to time.

Insurance. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower’s properties and operations, in form, amounts, coverages and with insurance companies acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such lender’s loss payable or other endorsements as Lender may require.

Insurance Reports. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the properties insured; (5) the then current properly values on the basis of which insurance has been obtained, and the manner of determining those values; and (6) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party except to the extent such noncompliance does not adversely affect any Grantor’s ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents and notify Lender immediately in writing of any such default in connection with any other such agreements.

Loan Proceeds. Use all Loan proceeds solely for Borrower’s business operations, unless specifically consented to the contrary by Lender in writing.

Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower’s properties, income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (1) the legality of the same shall be contested in good faith by appropriate proceedings, and (2) Borrower shall have established on Borrower’s books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with GAAP.

Performance. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement and, in the Related Documents. Borrower shall notify Lender immediately in writing of any default in connection with this Agreement or any of the Related Documents.

Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.

Environmental Studies. Promptly conduct and complete, at Borrower’s expense, all such investigations, studies, samplings and testings as may be requested by Lender or any governmental authority relative to any substance, or any waste or by-product of any substance defined as toxic or a hazardous substance under applicable federal, state, or local law, rule, regulation, order or directive, at or affecting any property or any facility owned, leased or used by Borrower.

Compliance with Governmental Requirements. Comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the conduct of Borrower’s properties, businesses and operations, and to the use of occupancy of the Collateral, including without limitation, the Americans With Disabilities Act. Borrower may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Borrower has notified Lender in writing prior to doing so and so long as, in Lender’s sole opinion, Lender’s interests in the Collateral are not jeopardized. Lender may require Borrower to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender’s interest.

Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower’s other properties and to examine or audit Borrower’s books, accounts, and records and to make copies and memoranda of Borrower’s books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower’s expense.

Environmental Compliance and Reports. Borrower shall comply in all respects with any and all Environmental Laws; not cause or permit to exist, as a result of an intentional or unintentional action or omission on Borrower’s part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower’s part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

Additional Assurances. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, assignments, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

LENDER’S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender’s interest in the Collateral or if Borrower falls to comply with any provision of this Agreement or any Related Documents, including but not limited to Borrower’s failure to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents, Lender on Borrower’s behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on any Collateral and paying all costs for insuring, maintaining and preserving any Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Borrower. All such expenses will become a part of the Indebtedness and, at Lender’s option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note’s maturity.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender:

Indebtedness and Liens. (1) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (2) sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower’s assets (except as allowed as Permitted Liens), or (3) sell with recourse any of Borrower’s accounts, except to Lender.

Continuity of Operations. (1) Engage in any business activities substantially different than those in which Borrower is presently engaged, (2) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, or (3) pay any dividends on Borrower’s stock (other than dividends payable in its stock).

Loans, Acquisitions and Guaranties. (1) Loan, Invest in or advance money or assets to any other person, enterprise or entity, (2) purchase, create or acquire any interest in any other enterprise or entity, or (3) incur any obligation as surety or guarantor other than in the ordinary course of business.

Agreements. Enter into any agreement containing any provisions which would be violated or breached by the performance of Borrower’s obligations under this Agreement or in connection herewith.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if: (A) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (B) Borrower or any Guarantor dies, becomes incompetent or becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (C) there occurs a material adverse change in Borrower’s financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; or (D) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor’s guaranty of the Loan or any other loan with Lender; or (E) Lender in good faith deems itself insecure, even though no Event of Default shall have occurred.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Payment Default. Borrower fails to make any payment when due under the Loan.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents.

Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower’s or any Grantor’s property or Borrower’s or any Grantor’s ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

Insolvency. The dissolution or termination of Borrower’s existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Loan. This includes a garnishment of any of Borrower’s accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

Change in Ownership. Any change of control of Borrower.

Adverse Change. A material adverse change occurs in Borrower’s financial condition, or Lender believes the prospect of payment or performance of the Loan is impaired.

Right to Cure. Except in respect of an Event of Default described in the Payment Default or Insolvency subsections, Borrower may cure any other Event of Default within fifteen (15) days after notice of the Event of Default from Lender; provided, that if such Event of Default cannot be cured within such fifteen (15) day time period but is susceptible to cure within ninety (90) days, within ninety (90) days after notice of the Event of Default from Lender if Borrower commences action deemed by Lender in its sole discretion to be sufficient to cure the Event of Default within such fifteen (15) day time period and diligently pursues such cure sufficient to produce compliance as soon as reasonably possible and in no event later than ninety (90) days after notice of the Event of Default from Lender.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, and the applicable cure period, if any, has expired, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make further Loan Advances or disbursements), and, at Lender’s option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the “Insolvency” subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender’s rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender’s right to declare a default and to exercise its rights and remedies.

DEPOSITORY RELATIONSHIP. Borrower to maintain a bona fide depository relationship with a minimum deposit account balance of $1,560,000.00 with Lender during the term of the loan. In addition, all loan payments will be automatically withdrawn from Borrower’s deposit account with Lender. When Borrower achieves a 1.25 Debt Service Coverage Ratio, as determined by Lender, Lender in it’s sole discretion may elect to waive the deposit account requirement.

CERTIFICATION OF FINANCIAL STATEMENT. Any and all financial statements provided by Borrower and/or Guarantor to Lender are hereby certified to be a true and accurate statement of the financial condition of Borrower and/or Guarantor as of the date of its preparation, and there have been no material changes since that or those dates. Borrower and/or Guarantor hereby understands that Lender is relying on the information contained in any and all financial statements that Borrower and/or Guarantor has provided to Lender (including any designation of Borrower and/or Guarantor’s property as separate or community property) in deciding to give or continue any/or all financial accomodation(s) or extension(s) of credit, Borrower and/or Guarantor has or may have with Lender, unless Borrower and/or Guarantor otherwise notifies Lender in writing. If this statement is not true and correct in any material respect and/or, if Borrower and/or Guarantor fails to notify Lender of any material change, if Borrowing entity should terminate or any Borrower and/or Guarantor shall die or file bankruptcy, if any other creditor tries to seize Borrower and/or Guarantor’s property, or if any adverse change occurs in Borrower and/or Guarantor’s financial condition, at your election any or all of my indebtedness and obligation to you, direct or contingent, shall become immediately due and payable without demand or notice. Lender may retain and verify the financial statement(s) and this certification. Borrower and/or Guarantor understands that from time to time, the Lender may receive information about Borrower and/or Guarantor from others and may answer questions and requests from others seeking credit and experience information about Borrower and/or Guarantor and Borrower and/or Guarantor’s relationship with Lender. The Lender will make every effort to protect Borrower and/or Guarantor’s confidential relationship in handling other requests, like those from government agencies. If this is a joint certification, these representations and promises are from each of us. Lender is authorized to make any investigation of Borrower and/or Guarantor’s credit and/or employment status, either directly or through any agency employed by the Lender. Lender may disclose to any other qualified interested parties Lender’s experience with Borrower and/or Guarantor’s loan account. Borrower and/or Guarantor fully understands that it is a federal crime punishable by fine or imprisonement, or both, to knowingly make any false statements concerning any of the above facts as applicable under the provisions of Title 18, United States Code, Section 1014. Borrower and/or Guarantor has read, understand(s) and agree to make these representations and certifications.

CERTIFICATION OF TAX RETURNS. Any and all tax returns provided by Borrower and/or Guarantor to Lender are hereby certified to be a true and accurate statement of the financial condition of Borrower and/or Guarantor as of the date of its preparation, and there have been no material changes since that or those dates. Borrower and/or Guarantor hereby understands that Lender is relying on the information contained in any and all tax returns that Borrower and/or Guarantor has provided to Lender (including any designation of Borrower and/or Guarantor’s property as separate or community property) in deciding to give or continue any/or all financial accomodation(s) or extension(s) of credit, Borrower and/or Guarantor has or may have with Lender, unless Borrower and/or Guarantor otherwise notifies Lender in writing. If this statement is not true and correct in any material respect and/or, if Borrower and/or Guarantor fails to notify Lender of any material change, if Borrowing entity should terminate or any Borrower and/or Guarantor shall die or file bankruptcy, if any other creditor tries to seize Borrower and/or Guarantor’s property, or if any adverse change occurs in Borrower and/or Guarantor’s financial condition, at your election any or all of my indebtedness and obligation to you, direct or contingent, shall become immediately due and payable without demand or notice. Lender may retain and verify the tax returns and this certification. Borrower and/or Guarantor understands that from time to time, the Lender may receive information about Borrower and/or Guarantor from others and may answer questions and requests from others seeking credit and experience information about Borrower and/or Guarantor and Borrower and/or Guarantor’s relationship with Lender. The Lender will make every effort to protect Borrower and/or Guarantor’s confidential relationship in handling other requests, like those from government agencies. If this is a joint certification, these representations and promises are from each of us. Lender is authorized to make any investigation of Borrower and/or Guarantor’s credit and/or employment status, either directly or through any agency employed by the Lender. Lender may disclose to any other qualified interested parties Lender’s experience with Borrower and/or Guarantor’s loan account. Borrower and/or Guarantor fully understands that it is a federal crime punishable by fine or imprisonement, or both, to knowingly make any false statements concerning any of the above facts as applicable under the provisions of Title 18, United States Code, Section 1014. Borrower and/or Guarantor has read, understand(s) and agree to make these representations and certifications.

FINANCIAL STATEMENTS AND TAX RETURNS. Borrower and/or Guarantor hereby agrees to furnish Lender with current financial statements, tax returns and other related information at such frequencies and in such detail as Lender may reasonably request. Borrower and/or Guarantor hereby understands that if Borrower and/or Guarantor does not provide Lender with requested information within 60 days from date of Lender’s request, Lender shall change the loan rate to the default rate as stated in your Promissory Note and the earning rate of the loan shall remain at the default rate until such time that Lender has received any and all items requested. Borrower hereby agrees to furnish Lender with (a) as soon as available, but in any event not later than 90 days after the end of each fiscal year, a copy of the annual audited consolidated balance sheet of Borrower and Guarantor, as applicable, as of the end of such year ending, and the related consolidated statements of operations and retained earnings, comprehensive income and cash flows for such year; the Borrower’s financial statements shall be accompanied by the unqualified opinion (or, if qualified, of a non-material nature (e.g. FASB changes of accounting principles) or nothing indicative of going concern or material misrepresentation nature) and a copy of the management letter, if any, of Borrower’s independent public accounting firm which provided Borrower’s audit that year; and (b) as soon as available, but not later than 60 days after the close of each of the first three quarterly periods, a copy of the unaudited consolidated balance sheet of the Borrower as of the end of such quarter and the related consolidated statements of operations and retained earnings, comprehensive income and cash flows for the period commencing on the first day and ending on the last day of such period certified by the chief executive officer, secretary or chief financial officer of Borrower as fairly presenting in all material respects, in accordance with GAAP (subject to normal and recurring year-end audit adjustments), the consolidated financial position of the Borrower at the end of such periods and the results of their operations and their cash flows. Borrower shall have been deemed to comply with its obligation to provide financial statements under this paragraph if it provides Lender with the financial statements within the relevant time period in this paragraph Borrower discloses in compliance with the Exchange Act so long as Borrower is a reporting company under the Exchange Act

ADDITIONAL LOAN COVENANTS.

1.	Borrower to provide audited financial statements and 10Q’s as prepared by the company each year

2.	Borrower to maintain a current ratio of not less than 1.25:1.0, as determined by Lender

3.	Borrower to maintain a debt to worth ratio of no greater than 4.0:1.0, as determined by Lender

4.	Borrower to maintain a loan to value ratio of not greater than 70%, as determined by Lender

5.	The borrower will refrain from co-signing or otherwise becoming liable for obligations or liabilities of others

6.	Dividend payments will be limited to an amount that, when taken, will not adversely affect the repayment ability of the borrower. No dividend payments will be made unless (1) an after-tax profit was made in the preceding fiscal year, (2) the borrower is and will remain in compliance with covenants of the Loan Agreement and Conditional Commitment, (3) all borrower debts are paid to a current status, and (4) prior written concurrence of the lender is obtained. This is not intended to apply to dividend payments to cover personal tax liability resulting from profitability of the business

7.	Borrower will not invest in additional fixed asset purchases in an annual aggregate of more than $3,000,000 without concurrence of the lender. Borrower will not lease, sell, transfer, or otherwise encumber fixed assets without the concurrence of the lender. Disposition of fixed assets serving as collateral for this loan must also have the concurrence of Rural Development

8.	Compensation of officers and owners will be limited to an amount that, when taken, will not adversely affect the repayment ability of the borrower. This amount may not be increased year to year unless (1) an after-tax profit was made in the preceding fiscal year, (2) the borrower is and will remain in compliance with covenants of the Loan Agreement and Conditional Commitment, (3) all borrower debts are paid to a current status, and (4) prior written concurrence of the lender is obtained

9.	Outside investment and loans/advances to stockholders, owners, officers, or affiliates require the prior written consent of the lender. Loans from stockholders, owners, officers or affiliates must be subordinated to the guaranteed loan or converted to stock. No payments are to be made on these debts unless the B&I loan is current and in good standing

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys’ Fees; Expenses. Borrower agrees to pay upon demand all of Lender’s costs and expenses, including Lender’s attorneys’ fees and Lender’s legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Borrower shall pay the costs and expenses of such enforcement. Costs and expenses include Lender’s attorneys’ fees and legal expenses whether or not there is a lawsuit, including attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Consent to Loan Participation. Borrower agrees and consents to Lender’s sale or transfer, whether now or later, of one or more participation interests in the Loan to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy Borrower may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loan and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower’s obligation under the Loan irrespective of the failure or insolvency of any holder of any interest in the Loan. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

Governing Law. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of California without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of California.

Choice of Venue. If there is a lawsuit, Borrower agrees upon Lender’s request to submit to the jurisdiction of the courts of Sacramento County, State of California.

Joint and Several Liability. All obligations of Borrower under this Agreement shall be joint and several, and all references to Borrower shall mean each and every Borrower. This means that each Borrower signing below is responsible for all obligations in this Agreement. Where any one or more of the parties is a corporation, partnership, limited liability company or similar entity, it is not necessary for Lender to inquire into the powers of any of the officers, directors, partners, members, or other agents acting or purporting to act on the entity’s behalf, and any obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Agreement.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender’s rights or of any of Borrower’s or any Grantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower’s current address. Unless otherwise provided or required by law, if there is more than one Borrower, any notice given by Lender to any Borrower is deemed to be notice given to all Borrowers.

Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any person or circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other person or circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

Subsidiaries and Affiliates of Borrower. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word “Borrower” as used in this Agreement shall include all of Borrower’s subsidiaries and affiliates. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any of Borrower’s subsidiaries or affiliates.

Successors and Assigns. All covenants and agreements by or on behalf of Borrower contained in this Agreement or any Related Documents shall bind Borrower’s successors and assigns and shall inure to the benefit of Lender and its successors and assigns. Borrower shall not, however, have the right to assign Borrower’s rights under this Agreement or any interest therein, without the prior written consent of Lender.

Survival of Representations and Warranties. Borrower understands and agrees that in making the Loan, Lender is relying on all representations, warranties, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement or the Related Documents. Borrower further agrees that regardless of any investigation made by Lender, all such representations, warranties and covenants will survive the making of the Loan and delivery to Lender of the Related Documents, shall be continuing in nature, and shall remain in full force and effect until such time as Borrower’s Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

Time is of the Essence. Time is of the essence in the performance of this Agreement.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement:

Advance. The word “Advance” means a disbursement of Loan funds made, or to be made, to Borrower or on Borrower’s behalf on a line of credit or multiple advance basis under the terms and conditions of this Agreement.

Agreement. The word “Agreement” means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

Borrower. The word “Borrower” means Marrone Michigan Manufacturing, LLC, a Delaware limited liability company; and Marrone Bio Innovations, Inc., a Delaware corporation and includes all co-signers and co-makers signing the Note and all their successors and assigns.

“Change of Control” means (a) a purchase or acquisition, directly or indirectly, by any “person” or “group” within the meaning of Section 13(d)(3) and 14(d)(2) of the Exchange Act (a “Person” or “Group”, respectively), of “beneficial ownership” (as such term is defined in Rule 13d-3 under the Exchange Act (“Beneficial Ownership”)) of securities of Marrone which, together with any securities owned beneficially by any “affiliates” or “associates” of such Group (as such terms are defined in Rule 12b-2 under the Exchange Act), shall represent more than fifty percent (50%) of the combined voting power of Marrone’s securities which are entitled to vote generally in the election of directors and which are outstanding on the date immediately prior to the date of such purchase or acquisition; (b) a purchase or acquisition, directly or indirectly, by any Person or Group of Beneficial Ownership of any membership interests of MMM except by an “affiliate” of Marrone (as such terms are defined in Rule 12b-2 under the Exchange Act) (c) a sale of all or substantially all of the assets of Borrower taken as a whole to any Person or Group; (d) the liquidation or dissolution of Borrower; or (e) the first day on which a majority of the Board of Directors of Marrone are not Continuing Directors. “Continuing Directors” means any member of the board of directors of Marrone who (x) is a member of such board of directors as of the date of this Agreement or (y) was nominated for election or elected to such board of directors with the affirmative vote of not less than two-thirds of the Continuing Directors who were members of such board of directors at the time of such nomination or election.

Collateral. The word “Collateral” means all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor’s lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

Environmental Laws. The words “Environmental Laws” mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. (“CERCLA”), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 (“SARA”), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

Event of Default. The words “Event of Default” mean any of the events of default set forth in this Agreement in the default section of this Agreement.

Exchange Act. The words “Exchange Act” means the Securities and Exchange Act of 1934.

GAAP. The word “GAAP” means generally accepted accounting principles.

Grantor. The word “Grantor” means each and all of the persons or entities granting a Security Interest in any Collateral for the Loan, including without limitation all Borrowers granting such a Security Interest.

Guarantor. The word “Guarantor” means any guarantor, surety, or accommodation party of any or all of the Loan.

Guaranty. The word “Guaranty” means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

Hazardous Substances. The words “Hazardous Substances” mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words “Hazardous Substances” are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term “Hazardous Substances” also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

Indebtedness. The word “Indebtedness” means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.

Lender. The word “Lender” means Five Star Bank, its successors and assigns.

Loan. The word “Loan” means any and all loans and financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

Note. The word “Note” means The Promissory Note executed by Borrower in the principal amount of $10,000,000.00 dated June 13, 2014 along with all other Promissory Notes executed by Borrower and/or Trustor in favor of lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions of any Promissory Note or Agreement.

Permitted Liens. The words “Permitted Liens” mean (1) liens and security interests securing Indebtedness owed by Borrower to Lender; (2) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (3) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (4) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled “Indebtedness and Liens”; (5) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (6) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower’s assets.

Related Documents. The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, assignments of rents and leases and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan.

Security Agreement. The words “Security Agreement” mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

Security Interest. The words “Security Interest” mean, without limitation, any and all types of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor’s lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT AND BORROWER AGREES TO ITS TERMS. THIS BUSINESS LOAN AGREEMENT IS DATED JUNE 13, 2014.

BORROWER:

MARRONE MICHIGAN MANUFACTURING, LLC, A DELAWARE LIMITED LIABILITY COMPANY

BY: MARRONE BIO INNOVATIONS, INC., A DELAWARE CORPORATION, Member of Marrone Michigan Manufacturing, LLC, a Delaware limited liability company

By:	By:

Pamela G. Marrone, President of Marrone Bio Innovations, Inc., a Delaware corporation	James Boyd, Chief Financial Officer of Marrone Bio Innovations, Inc., a Delaware corporation

MARRONE BIO INNOVATIONS, INC., A DELAWARE CORPORATION

By:	By:

Pamela G. Marrone, President of Marrone Bio Innovations, Inc., a Delaware corporation	James Boyd, Chief Financial Officer of Marrone Bio Innovations, Inc., a Delaware corporation

LENDER:

FIVE STAR BANK

By:

Authorized Signer

LASER PRO Lending Ver 1420021 Copr D II USA Corporation 1001.2014 All Rights Reserved . CA (illegible) TR-2011

COMMERCIAL SECURITY AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$10,000,000.00	06-13-2014	06-13-2036	32512028			JFS

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Grantor:	Marrone Bio Innovations, Inc., a Delaware corporation 2121 Second Street, Suite B-107 Davis, CA 95618	Lender:	Five Star Bank Rocklin Office 6810 Five Star Blvd., Suite 100 P.O. Box 779000 Rocklin, CA 95677

THIS COMMERCIAL SECURITY AGREEMENT dated June 13, 2014, is made and executed between Marrone Bio Innovations, Inc., a Delaware corporation (“Grantor”) and Five Star Bank (“Lender”).

GRANT OF SECURITY INTEREST. For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

COLLATERAL DESCRIPTION. The word “Collateral” as used in this Agreement means the following described property, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located, in which Grantor is giving to Lender a security interest for the payment of the indebtedness and performance of all other obligations under the Note and this Agreement:

Deposit Account #3207933 with Lender

In addition, the word “Collateral” also includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

(A) All accessions, attachments, accessories, tools, parts, supplies, replacements of and additions to any of the collateral described herein, whether added now or later.

(B) All products and produce of any of the property described in this Collateral section.

(C) All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, consignment or other disposition of any of the property described in this Collateral section.

(D) All proceeds (Including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section, and sums due from a third party who has damaged or destroyed the Collateral or from that party’s insurer, whether due to judgment, settlement or other process.

(E) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor’s right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

FUTURE ADVANCES. In addition to the Note, this Agreement secures all future advances made by Lender to Grantor regardless of whether the advances are made a) pursuant to a commitment or b) for the same purposes.

GRANTOR’S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. With respect to the Collateral, Grantor represents and promises to Lender that:

Perfection of Security Interest. Grantor agrees to take whatever actions are requested by Lender to perfect and continue Lender’s security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender’s interest upon any and all chattel paper and instruments if not delivered to Lender for possession by Lender. This is a continuing Security Agreement and will continue in effect even though all or any part of the indebtedness is paid in full and even though for a period of time Grantor may not be indebted to Lender.

Notices to Lender. Grantor will promptly notify Lender in writing at Lender’s address shown above (or such other addresses as Lender may designate from time to time) prior to any (1) change in Grantor’s name; (2) change in Grantor’s assumed business name(s); (3) change in the management of the Corporation or in the management or in the members or managers of the limited liability company Grantor; (4) change in the authorized signer(s); (5) change in Grantor’s principal office address; (6) change in Grantor’s state of organization; (7) conversion of Grantor to a new or different type of business entity; or (8) change in any other aspect of Grantor that directly or indirectly relates to any agreements between Grantor and Lender. No change in Grantor’s name or state of organization will take effect until after Lender has received notice.

No Violation. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement, and its membership agreement does not prohibit any term or condition of this Agreement.

Location of the Collateral. Except in the ordinary course of Grantor’s business, Grantor agrees to keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts or general intangibles, the records concerning the Collateral) at Grantor’s address shown above or at such other locations as are acceptable to Lender. Upon Lender’s request, Grantor will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor’s operations, including without limitation the following: (1) all real property Grantor owns or is purchasing; (2) all real property Grantor is renting or leasing; (3) all storage facilities Grantor owns, rents, teases, or uses; and (4) all other properties where Collateral is or may be located.

Removal of the Collateral. Except in the ordinary course of Grantor’s business, including the sales of inventory, Grantor shall not remove the Collateral from its existing location without Lender’s prior written consent. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of Michigan, without Lender’s prior written consent. Grantor shall, whenever requested, advise Lender of the exact location of the Collateral.

Transactions Involving Collateral. Except for inventory sold or accounts collected in the ordinary course of Grantor’s business, or as otherwise provided for in this Agreement, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. While Grantor is not in default under this Agreement, Grantor may sell inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of Grantor’s business does not include a transfer in partial or total satisfaction of a debt or any bulk sale. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

Title. Grantor represents and warrants to Lender that Grantor holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender’s rights in the Collateral against the claims and demands of all other persons.

Inspection of Collateral. Lender and Lender’s designated representatives and agents shall have the right at all reasonable times to examine and inspect the Collateral wherever located.

Taxes, Assessments and Liens. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the Indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender’s interest in the Collateral is not jeopardized in Lender’s sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, reasonable attorneys’ fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings. Grantor further agrees to furnish Lender with evidence that such taxes, assessments, and governmental and other charges have been paid in full and in a timely manner. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender’s interest in the Collateral is not jeopardized.

Compliance with Governmental Requirements. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral, including all laws or regulations relating to the undue erosion of highly-erodible land or relating to the conversion of wetlands for the production of an agricultural product or commodity. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender’s interest in the Collateral, in Lender’s opinion, is not jeopardized.

Financing Statements. Grantor authorizes Lender to file a UCC financing statement, or alternatively, a copy of this Agreement to perfect Lender’s security interest. At Lender’s request, Grantor additionally agrees to sign all other documents that are necessary to perfect, protect, and continue Lender’s security interest in the Property. This includes making sure Lender is shown as the first and only security interest holder on the title covering the Property. Grantor will pay all filing fees, title transfer fees, and other fees and costs involved unless prohibited by law or unless Lender is required by law to pay such fees and costs. Grantor irrevocably appoints Lender to execute documents necessary to transfer title if there is a default. Lender may file a copy of this Agreement as a financing statement.

GRANTOR’S RIGHT TO POSSESSION AND TO COLLECT ACCOUNTS. Until default and except as otherwise provided below with respect to accounts, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor’s right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender’s security interest in such Collateral. Until otherwise notified by Lender, Grantor may collect any of the Collateral consisting of accounts. After an Event of Default, Lender may exercise its rights to collect the accounts and to notify account debtors to make payments directly to Lender for application to the indebtedness. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender’s sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness.

LENDER’S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender’s interest in the Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Grantor’s failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Agreement or any Related Documents, Lender on Grantor’s behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses will become a part of the indebtedness and, at Lender’s option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note’s maturity. The Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Payment Default. Grantor fails to make any payment when due under the Indebtedness.

Other Defaults. Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents.

Default in Favor of Third Parties. Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Grantor’s property or ability to perform Grantor’s obligations under this Agreement or any of the Related Documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Grantor or on Grantor’s behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Insolvency. The dissolution or termination of Grantor’s existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against any collateral securing the Indebtedness. This includes a garnishment of any of Grantor’s accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the Indebtedness or guarantor, endorser, surety, or accommodation party dies or becomes incompetent or revokes or disputes the validity of, or liability under, any Guaranty of the indebtedness.

Adverse Change. A material adverse change occurs in Grantor’s financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

Right to Cure. Except in respect of an Event of Default described in the Payment Default or Insolvency subsections, Borrower may cure any other Event of Default within fifteen (15) days after notice of the Event of Default from Lender; provided, that if such Event of Default cannot be cured within such fifteen (15) day time period but is susceptible to cure within ninety (90) days, within ninety (90) days after notice of the Event of Default from Lender if Borrower commences action deemed by Lender in its sole discretion to be sufficient to cure the Event of Default within such fifteen (15) day time period and diligently pursues such cure sufficient to produce compliance as soon as reasonably possible and in no event later than ninety (90) days after notice of the Event of Default from Lender

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Michigan Uniform Commercial Code. In addition and without limitation. Lender may exercise any one or more of the following rights and remedies:

Accelerate Indebtedness. Lender may declare the entire Indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice of any kind to Grantor.

Assemble Collateral. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

Sell the Collateral. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in Lender’s own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor, and other persons as required by law, reasonable notice of the time and place of any public sale, or the time after which any private sale or any other disposition of the Collateral is to be made. However, no notice need be provided to any person who, after Event of Default occurs, enters into and authenticates an agreement waiving that person’s right to notification of sale. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

Appoint Receiver. Any failure of Grantor to pay any taxes assessed against the Collateral or to pay any installment of those taxes or to pay any insurance premium upon any policy covering any property located upon the Collateral shall constitute waste and shall entitle Lender to the appointment by a court of competent jurisdiction of a receiver of the Collateral for the purpose of preventing the waste, except that no receiver may be appointed for any dwelling house or farm occupied by any owner of it as the owner’s home or farm or for any store or other business property having an assessed valuation of $7,500 or less. Subject to the order of the court, the receiver may collect the rents and income from the Collateral and shall exercise control over the Collateral to the extent ordered by the court. A court may also appoint a receiver for the Collateral in any other circumstances permitted by law. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Collateral, with the power to protect and preserve the Collateral, to operate the Collateral preceding foreclosure or sale, and to collect the rents from the Collateral and apply the proceeds, over and above the cost of the receivership, against the Indebtedness. The receiver may serve without bond if permitted by law. Lender’s right to the appointment of a receiver shall exist whether or not the apparent value of the Collateral exceeds the Indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.

Collect Revenues, Apply Accounts. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in Lender’s discretion transfer any Collateral into Lender’s own name or that of Lender’s nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the Indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar properly, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not Indebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

Obtain Deficiency. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Grantor for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement. Grantor shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

Other Rights and Remedies. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

Election of Remedies. Except as may be prohibited by applicable law, all of Lender’s rights and remedies, whether evidenced by this Agreement, the Related Documents, or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor’s failure to perform, shall not affect Lender’s right to declare a default and exercise its remedies.

DISPUTE RESOLUTION. Grantor and Lender desire to resolve quickly and efficiently any disputes that might arise between them. For any controversy, claim or judicial action arising from or relating to this Agreement, any Related Documents or any related transaction or conduct, whether sounding in contract, tort or otherwise:

Judicial Reference. Where an action is pending before a court of any judicial district of the State of California, Grantor and Lender shall each have the right to require that all questions of fact or law be submitted to general reference pursuant to California Code of Civil Procedure Section 638 et seq., and any successor statutes thereto.

(1) A single referee who is a retired superior court judge shall be appointed by the court pursuant to Code of Civil Procedure 640 and shall preside over the reference proceeding. If Grantor and Lender do not agree upon the referee, each of them may submit to the court up to three nominees who are retired superior court judges.

(2) If Grantor and Lender do not agree on how the payment of the referee’s fees and expenses will be shared, the court may apportion such fees and expenses between Grantor and Lender in a fair and reasonable manner that is consistent with Code of Civil Procedure Section 645.1.

(3) Grantor and Lender shall be entitled to discovery, and the referee shall oversee discovery and may enforce all discovery orders in the same manner as any trial court judge.

(4) The referee’s statement of decision shall contain written findings of fact and conclusions of law, and the court shall enter judgment thereon pursuant to Code of Civil Procedure Sections 644(a) and 645. The decision of the referee shall then be appealable as if made by the court.

No provision of this section shall limit the right of any party to exercise self-help remedies, to foreclose against or sell any real or personal property collateral or to obtain provisional or ancillary remedies, such as injunctive relief or appointment of a receiver, from a court of competent jurisdiction before, after, or during the pendency of any reference proceeding. The exercise of a remedy does not waive the right of either party to resort to reference.

Jury Trial Waiver. In any action pending before any court of any jurisdiction, Grantor waives, and Lender shall not have, any right to a jury trial.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys’ Fees; Expenses. Grantor agrees to pay upon demand all of Lender’s costs and expenses, including Lender’s reasonable attorneys’ fees and Lender’s legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender’s reasonable attorneys’ fees and legal expenses whether or not there is a lawsuit, including reasonable attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court, such attorney’s fees will not include a charge for inside counsel employed by Lender.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Governing Law. With respect to procedural matters related to the perfection and enforcement of Lender’s rights against the Collateral, this Agreement will be governed by federal law applicable to Lender and to the extent not preempted by federal law, the laws of the State of Michigan. In all other respects, this Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of California without regard to its conflicts of law provisions. However, if there ever is a question about whether any provision of this Agreement is valid or enforceable, the provision that is questioned will be governed by whichever state or federal law would find the provision to be valid and enforceable. The loan transaction that is evidenced by the Note and this Agreement has been applied for, considered, approved and made, and all necessary loan documents have been accepted by Lender In the State of California.

Choice of Venue. If there is a lawsuit, Grantor agrees upon Lender’s request to submit to the jurisdiction of the courts of Sacramento County, State of California.

Joint and Several Liability. All obligations of Grantor under this Agreement shall be joint and several, and all references to Grantor shall mean each and every Grantor. This means that each Grantor signing below is responsible for all obligations in this Agreement. Where any one or more of the parties is a corporation, partnership, limited liability company or similar entity, it is not necessary for Lender to inquire into the powers of any of the officers, directors, partners, members, or other agents acting or purporting to act on the entity’s behalf, and any obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Agreement.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender’s rights or of any of Grantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor’s current address. Unless otherwise provided or required by law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

Power of Attorney. Grantor hereby appoints Lender as Grantor’s irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect, amend, or to continue the security interest granted in this Agreement or to demand termination of filings of other secured parties. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lenders security interest in the Collateral.

Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any person or circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other person or circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

Successors and Assigns. Subject to any limitations stated in this Agreement on transfer of Grantor’s interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor’s successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Agreement or liability under the Indebtedness.

Survival of Representations and Warranties. All representations, warranties, and agreements made by Grantor in this Agreement shall survive the execution and delivery of this Agreement, shall be continuing in nature, and shall remain in full force and effect until such time as Grantor’s Indebtedness shall be paid in full.

Time is of the Essence. Time is of the essence in the performance of this Agreement.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

Agreement. The word “Agreement” means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

Borrower. The word “Borrower” means Marrone Michigan Manufacturing, LLC, a Delaware limited liability company; and Marrone Bio Innovations, Inc., a Delaware corporation and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Collateral. The word “Collateral” means all of Grantor’s right, title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement.

Default. The word “Default” means the Default set forth in this Agreement in the section titled “Default”.

Environmental Laws. The words “Environmental Laws” mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. (“CERCLA”), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 (“SARA”), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

Event of Default. The words “Event of Default” mean any of the events of default set forth in this Agreement in the default section of this Agreement.

Grantor. The word “Grantor” means Marrone Michigan Manufacturing, LLC, a Delaware limited liability company; and Marrone Bio Innovations, Inc., a Delaware corporation.

Guaranty. The word “Guaranty” means the guaranty from guarantor, endorser, surety, or accommodation party to Lender, including without limitation a guaranty of all or part of the Note.

Hazardous Substances. The words “Hazardous Substances” mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words “Hazardous Substances” are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term “Hazardous Substances” also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

Indebtedness. The word “Indebtedness” means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. Specifically, without limitation, Indebtedness includes the future advances set forth in the Future Advances provision of this Agreement together with all interest thereon.

Lender. The word “Lender” means Five Star Bank, its successors and assigns.

Note. The word “Note” means The Promissory Note executed by Borrower in the principal amount of $10,000,000.00 dated June 13, 2014 along with all other Promissory Notes executed by Borrower and/or Trustor in favor of lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions of any Promissory Note or Agreement.

Property. The word “Property” means all of Grantor’s right, title and interest in and to all the Property as described in the “Collateral Description” section of this Agreement.

Related Documents. The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

GRANTOR HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED JUNE 13, 2014.

GRANTOR:

MARRONE BIO INNOVATIONS, INC., A DELAWARE CORPORATION

By:	By:

Pamela G. Marrone, President of Marrone Bio Innovations, Inc., a Delaware corporation	James Boyd, Chief Financial Officer of Marrone Bio Innovations, Inc., a Delaware corporation

LENDER:

FIVE STAR BANK

X

Authorized Signer

LASER PRO Lending Ver 1420021 Copr D II USA Corporation 1001.2014 All Rights Reserved . CA (illegible) TR-2011

COMMERCIAL SECURITY AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$10,000,000.00	06-13-2014	06-13-2036	32512028			JFS

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Grantor:	Marrone Michigan Manufacturing, LLC, a Delaware limited liability company 2121 Second Street, Suite B-107 Davis, CA 95618	Lender:	Five Star Bank Rocklin Office 6810 Five Star Blvd., Suite 100 P.O. Box 779000 Rocklin, CA 95677

THIS COMMERCIAL SECURITY AGREEMENT dated June 13, 2014, is made and executed between Marrone Michigan Manufacturing, LLC, a Delaware limited liability company (“Grantor”) and Five Star Bank (“Lender”).

GRANT OF SECURITY INTEREST. For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

COLLATERAL DESCRIPTION. The word “Collateral” as used in this Agreement means the following described property, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located, in which Grantor is giving to Lender a security interest for the payment of the Indebtedness and performance of all other obligations under the Note and this Agreement:

All Inventory, Chattel Paper, Accounts, Deposit Accounts, Equipment and General Intangibles

In addition, the word “Collateral” also includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

(A) All accessions, attachments, accessories, tools, parts, supplies, replacements of and additions to any of the collateral described herein, whether added now or later.

(B) All products and produce of any of the property described in this Collateral section.

(C) All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, consignment or other disposition of any of the property described in this Collateral section.

(D) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section, and sums due from a third party who has damaged or destroyed the Collateral or from that party’s insurer, whether due to judgment, settlement or other process.

(E) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor’s right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

FUTURE ADVANCES. In addition to the Note, this Agreement secures all future advances made by Lender to Grantor regardless of whether the advances are made a) pursuant to a commitment or b) for the same purposes.

GRANTOR’S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. With respect to the Collateral, Grantor represents and promises to Lender that:

Perfection of Security Interest. Grantor agrees to take whatever actions are requested by Lender to perfect and continue Lender’s security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender’s interest upon any and all chattel paper and instruments if not delivered to Lender for possession by Lender. This is a continuing Security Agreement and will continue in effect even though all or any part of the Indebtedness is paid in full and even though for a period of time Grantor may not be Indebted to Lender.

Notices to Lender. Grantor will promptly notify Lender in writing at Lender’s address shown above (or such other addresses as Lender may designate from time to time) prior to any (1) change in Grantor’s name; (2) change in Grantor’s assumed business name(s); (3) change in the management of the Corporation or in the management or in the members or managers of the limited liability company Grantor; (4) change in the authorized signer(s); (5) change in Grantor’s principal office address; (6) change in Grantor’s state of organization; (7) conversion of Grantor to a new or different type of business entity; or (8) change in any other aspect of Grantor that directly or indirectly relates to any agreements between Grantor and Lender. No change in Grantor’s name or state of organization will take effect until after Lender has received notice.

No Violation. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement, and its membership agreement does not prohibit any term or condition of this Agreement.

Enforceability of Collateral. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, as defined by the Uniform Commercial Code, the Collateral is enforceable in accordance with its terms, is genuine, and materially complies with all applicable laws and regulations concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. At the time any account becomes subject to a security interest in favor of Lender, the account shall be a good and valid account representing an undisputed, bona fide indebtedness incurred by the account debtor, for merchandise held subject to delivery instructions or previously shipped or delivered pursuant to a contract of sale, or for services previously performed by Grantor with or for the account debtor, except in the ordinary course of Grantor’s business. So long as this Agreement remains in effect, Grantor shall not, without Lender’s prior written consent, compromise, settle, adjust, or extend payment under or with regard to any such Accounts except in the ordinary course of Grantor’s business, there shall be no setoffs or counterclaims against any of the Collateral, and no agreement shall have been made under which any deductions or discounts may be claimed concerning the Collateral except those disclosed to Lender in writing.

Location of the Collateral. Except in the ordinary course of Grantor’s business, Grantor agrees to keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts or general intangibles, the records concerning the Collateral) at Grantor’s address shown above or at such other locations as are acceptable to Lender. Upon Lender’s request, Grantor will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor’s operations, including without limitation the following: (1) all real property Grantor owns or is purchasing; (2) all real property Grantor is renting or leasing; (3) all storage facilities Grantor owns, rents, leases, or uses; and (4) all other properties where Collateral is or may be located.

Removal of the Collateral. Except in the ordinary course of Grantor’s business, including the sales of inventory, Grantor shall not remove the Collateral from its existing location without Lender’s prior written consent. To the extent that the Collateral consists of vehicles, or other titled property. Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of Michigan, without Lender’s prior written consent. Grantor shall, whenever requested, advise Lender of the exact location of the Collateral.

Transactions Involving Collateral. Except for inventory sold or accounts collected in the ordinary course of Grantor’s business, or as otherwise provided for in this Agreement, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. While Grantor is not in default under this Agreement, Grantor may sell inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of Grantor’s business does not include a transfer in partial or total satisfaction of a debt or any bulk sale. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

Title. Except as set forth on Schedule A, attached to this Agreement and incorporated by this reference (1), Grantor represents and warrants to Lender that Grantor holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement; and (2). No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender’s rights in the Collateral against the claims and demands of all other persons.

Repairs and Maintenance. Grantor agrees to keep and maintain, and to cause others to keep and maintain, the Collateral in good order, repair and condition at all times while this Agreement remains in effect. Grantor further agrees to pay when due all claims for work done on, or services rendered or material furnished in connection with the Collateral so that no lien or encumbrance may ever attach to or be filed against the Collateral.

Inspection of Collateral. Lender and Lender’s designated representatives and agents shall have the right at all reasonable times to examine and inspect the Collateral wherever located.

Taxes, Assessments and Liens. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the Indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender’s interest in the Collateral is not jeopardized in Lender’s sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, reasonable attorneys’ fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings. Grantor further agrees to furnish Lender with evidence that such taxes, assessments, and governmental and other charges have been paid in full and in a timely manner. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender’s interest in the Collateral is not jeopardized.

Compliance with Governmental Requirements. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral, including all laws or regulations relating to the undue erosion of highly-erodible land or relating to the conversion of wetlands for the production of an agricultural product or commodity. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender’s interest in the Collateral, in Lender’s opinion, is not jeopardized.

Hazardous Substances. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used in violation of any Environmental Laws or for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any Hazardous Substance other than in the ordinary course of its business and in compliance with applicable law. The representations and warranties contained herein are based on Grantor’s due diligence in investigating the Collateral for Hazardous Substances. Grantor hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any Environmental Laws, and (2) agrees to indemnify, defend, and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify and defend shall survive the payment of the Indebtedness and the satisfaction of this Agreement.

Maintenance of Casualty Insurance. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days’ prior written notice to Lender and not including any disclaimer of the insurer’s liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if Lender so chooses “single interest insurance,” which will cover only Lender’s interest in the Collateral.

Application of Insurance Proceeds. Grantor shall promptly notify Lender of any loss or damage to the Collateral if the estimated cost of repair or replacement exceeds $25,000.00, whether or not such casually or loss is covered by insurance. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral in excess of $25,000.00, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, which consent will not unreasonable withheld, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness.

Insurance Reports. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the property insured; (5) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (6) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral at Lender’s expense.

Financing Statements. Grantor authorizes Lender to file a UCC financing statement, or alternatively, a copy of this Agreement to perfect Lender’s security interest. At Lender’s request, Grantor additionally agrees to sign all other documents that are necessary to perfect, protect, and continue Lender’s security interest in the Property other than liens set forth on Schedule A. This includes making sure Lender is shown as the first and only security interest holder on the title covering the Property. Grantor will pay all filing fees, title transfer fees, and other fees and costs involved unless prohibited by law or unless Lender is required by law to pay such fees and costs. Grantor irrevocably appoints Lender to execute documents necessary to transfer title if there is a default. Lender may file a copy of this Agreement as a financing statement.

GRANTOR’S RIGHT TO POSSESSION AND TO COLLECT ACCOUNTS. Until default and except as otherwise provided below with respect to accounts, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor’s right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender’s security interest in such Collateral. Until otherwise notified by Lender, Grantor may collect any of the Collateral consisting of accounts. After an Event of Default, Lender may exercise its rights to collect the accounts and to notify account debtors to make payments directly to Lender for application to the Indebtedness. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender’s sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness.

LENDER’S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender’s interest in the Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Grantor’s failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Agreement or any Related Documents, Lender on Grantor’s behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lender’s option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either

(1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note’s maturity. The Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Payment Default. Grantor fails to make any payment when due under the Indebtedness.

Other Defaults. Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents.

Default in Favor of Third Parties. Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Grantor’s property or ability to perform Grantor’s obligations under this Agreement or any of the Related Documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Grantor or on Grantor’s behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Insolvency. The dissolution or termination of Grantor’s existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against any collateral securing the Indebtedness. This includes a garnishment of any of Grantor’s accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the Indebtedness or guarantor, endorser, surety, or accommodation party dies or becomes incompetent or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

Adverse Change. A material adverse change occurs in Grantor’s financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

Right to Cure. Except in respect of an Event of Default described in the Payment Default or Insolvency subsections, Grantor may cure any other Event of Default within fifteen (15) days after notice of the Event of Default from Lender; provided, that if such Event of Default cannot be cured within such fifteen (15) day time period but is susceptible to cure within ninety (90) days, within ninety (90) days after notice of the Event of Default from Lender if Grantor commences action deemed by Lender in its sole discretion to be sufficient to cure the Event of Default within such fifteen (15) day time period and diligently pursues such cure sufficient to produce compliance as soon as reasonably possible and in no event later than ninety (90) days after notice of the Event of Default from Lender.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Michigan Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

Accelerate Indebtedness. Lender may declare the entire Indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice of any kind to Grantor.

Assemble Collateral. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

Sell the Collateral. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in Lender’s own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor, and other persons as required by law, reasonable notice of the time and place of any public sale, or the time after which any private sale or any other disposition of the Collateral is to be made. However, no notice need be provided to any person who, after Event of Default occurs, enters into and authenticates an agreement waiving that person’s right to notification of sale. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

Appoint Receiver. Any failure of Grantor to pay any taxes assessed against the Collateral or to pay any installment of those taxes or to pay any insurance premium upon any policy covering any property located upon the Collateral shall constitute waste and shall entitle Lender to the appointment by a court of competent jurisdiction of a receiver of the Collateral for the purpose of preventing the waste, except that no receiver may be appointed for any dwelling house or farm occupied by any owner of it as the owner’s home or farm or for any store or other business property having an assessed valuation of $7,500 or less. Subject to the order of the court, the receiver may collect the rents and income from the Collateral and shall exercise control over the Collateral to the extent ordered by the court. A court may also appoint a receiver for the Collateral in any other circumstances permitted by law. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Collateral, with the power to protect and preserve the Collateral, to operate the Collateral preceding foreclosure or sale, and to collect the rents from the Collateral and apply the proceeds, over and above the cost of the receivership, against the Indebtedness. The receiver may serve without bond if permitted by law. Lender’s right to the appointment of a receiver shall exist whether or not the apparent value of the Collateral exceeds the Indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.

Collect Revenues, Apply Accounts. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in Lender’s discretion transfer any Collateral into Lender’s own name or that of Lender’s nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the Indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property. Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not Indebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

Obtain Deficiency. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Grantor for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement. Grantor shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

Other Rights and Remedies. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

Election of Remedies. Except as may be prohibited by applicable law, all of Lender’s rights and remedies, whether evidenced by this Agreement, the Related Documents, or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor’s failure to perform, shall not affect Lender’s right to declare a default and exercise its remedies.

DISPUTE RESOLUTION. Grantor and Lender desire to resolve quickly and efficiently any disputes that might arise between them. For any controversy, claim or judicial action arising from or relating to this Agreement, any Related Documents or any related transaction or conduct, whether sounding in contract, tort or otherwise:

Judicial Reference. Where an action is pending before a court of any judicial district of the State of California, Grantor and Lender shall each have the right to require that all questions of fact or law be submitted to general reference pursuant to California Code of Civil Procedure Section 638 et seq., and any successor statutes thereto.

(1) A single referee who is a retired superior court judge shall be appointed by the court pursuant to Code of Civil Procedure 640 and shall preside over the reference proceeding. If Grantor and Lender do not agree upon the referee, each of them may submit to the court up to three nominees who are retired superior court judges.

(2) If Grantor and Lender do not agree on how the payment of the referee’s fees and expenses will be shared, the court may apportion such fees and expenses between Grantor and Lender in a fair and reasonable manner that is consistent with Code of Civil Procedure Section 645.1.

(3) Grantor and Lender shall be entitled to discovery, and the referee shall oversee discovery and may enforce all discovery orders in the same manner as any trial court judge.

(4) The referee’s statement of decision shall contain written findings of fact and conclusions of law, and the court shall enter judgment thereon pursuant to Code of Civil Procedure Sections 644(a) and 645. The decision of the referee shall then be appealable as if made by the court.

No provision of this section shall limit the right of any party to exercise self-help remedies, to foreclose against or sell any real or personal property collateral or to obtain provisional or ancillary remedies, such as injunctive relief or appointment of a receiver, from a court of competent jurisdiction before, after, or during the pendency of any reference proceeding. The exercise of a remedy does not waive the right of either party to resort to reference.

Jury Trial Waiver. In any action pending before any court of any jurisdiction, Grantor waives, and Lender shall not have, any right to a jury trial.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys’ Fees; Expenses. Grantor agrees to pay upon demand all of Lender’s costs and expenses, including Lender’s reasonable attorneys’ fees and Lender’s legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender’s reasonable attorneys’ fees and legal expenses whether or not there is a lawsuit, including reasonable attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court. Such attorney’s fees will not include a charge for inside counsel employed by Lender.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Governing Law. With respect to procedural matters related to the perfection and enforcement of Lender’s rights against the Collateral, this Agreement will be governed by federal law applicable to Lender and to the extent not preempted by federal law, the laws of the State of Michigan. In all other respects, this Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of California without regard to its conflicts of law provisions. However, if there ever is a question about whether any provision of this Agreement is valid or enforceable, the provision that is questioned will be governed by whichever state or federal law would find the provision to be valid and enforceable. The loan transaction that is evidenced by the Note and this Agreement has been applied for, considered, approved and made, and all necessary loan documents have been accepted by Lender in the State of California.

Choice of Venue. If there is a lawsuit, Grantor agrees upon Lender’s request to submit to the jurisdiction of the courts of Sacramento County, State of California.

Joint and Several Liability. All obligations of Grantor under this Agreement shall be joint and several, and all references to Grantor shall mean each and every Grantor. This means that each Grantor signing below is responsible for all obligations in this Agreement. Where any one or more of the parties is a corporation, partnership, limited liability company or similar entity, it is not necessary for Lender to inquire into the powers of any of the officers, directors, partners, members, or other agents acting or purporting to act on the entity’s behalf, and any obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Agreement.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender’s rights or of any of Grantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor’s current address. Unless otherwise provided or required by law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

Power of Attorney. Grantor hereby appoints Lender as Grantor’s irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect, amend, or to continue the security interest granted in this Agreement or to demand termination of filings of other secured parties. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender’s security interest in the Collateral.

Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any person or circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other person or circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

Successors and Assigns. Subject to any limitations stated in this Agreement on transfer of Grantor’s interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor’s successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Agreement or liability under the Indebtedness.

Survival of Representations and Warranties. All representations, warranties, and agreements made by Grantor in this Agreement shall survive the execution and delivery of this Agreement, shall be continuing in nature, and shall remain in full force and effect until such time as Grantor’s Indebtedness shall be paid in full.

Time Is of the Essence. Time is of the essence in the performance of this Agreement.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

Agreement. The word “Agreement” means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

Borrower. The word “Borrower” means Marrone Michigan Manufacturing, LLC, a Delaware limited liability company; and Marrone Bio Innovations, Inc., a Delaware corporation and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Collateral. The word “Collateral” means all of Grantor’s right, title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement.

Default. The word “Default” means the Default set forth in this Agreement in the section titled “Default”.

Environmental Laws. The words “Environmental Laws” mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. (“CERCLA”), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 (“SARA”), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

Event of Default. The words “Event of Default” mean any of the events of default set forth in this Agreement in the default section of this Agreement.

Grantor. The word “Grantor” means Marrone Michigan Manufacturing, LLC, a Delaware limited liability company; and Marrone Bio Innovations, Inc., a Delaware corporation.

Guaranty. The word “Guaranty” means the guaranty from guarantor, endorser, surety, or accommodation party to Lender, including without limitation a guaranty of all or part of the Note.

Hazardous Substances. The words “Hazardous Substances” mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words “Hazardous Substances” are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term “Hazardous Substances” also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

Indebtedness. The word “Indebtedness” means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. Specifically, without limitation, Indebtedness includes the future advances set forth in the Future Advances provision of this Agreement together with all interest thereon.

Lender. The word “Lender” means Five Star Bank, its successors and assigns.

Note. The word “Note” means The Promissory Note executed by Borrower in the principal amount of $10,000,000.00 dated June 13, 2014 along with all other Promissory Notes executed by Borrower and/or Trustor in favor of lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions of any Promissory Note or Agreement.

Property. The word “Property” means all of Grantor’s right, title and interest in and to all the Property as described in the “Collateral Description” section of this Agreement.

Related Documents. The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the indebtedness.

GRANTOR HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED JUNE 13, 2014.

GRANTOR:

MARRONE MICHIGAN MANUFACTURING, LLC, A DELAWARE LIMITED LIABILITY COMPANY

BY: MARRONE BIO INNOVATIONS, INC., A DELAWARE CORPORATION, Member of Marrone Michigan Manufacturing, LLC, a Delaware limited liability company

By:	By:

Pamela G. Marrone, President of Marrone Bio Innovations, Inc., a Delaware corporation	James Boyd, Chief Financial Officer of Marrone Bio Innovations, Inc., a Delaware corporation

LENDER:

FIVE STAR BANK

X

Authorized Signer

LASER PRO Lending Ver 1420021 Copr D II USA Corporation 1001.2014 All Rights Reserved . CA (illegible) TR-2011